             MORGAN STANLEY INCOME SECURITIES INC.
                 ITEM 77(O) 10F-3 TRANSACTIONS
               APRIL 1, 2010 - SEPTEMBER 30, 2010

                                                                AMOUNT OF    % OF     % OF
                                   OFFERING       TOTAL          SHARES     OFFERING  FUNDS
   SECURITY     PURCHASE/  SIZE OF PRICE OF     AMOUNT OF       PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND  ASSETS      BROKERS      PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------ ----------------- --------------
   Southern     04/13/10        -- $ 99.481   $400,000,000.00   165,000.00   0.04%    0.10%  Credit Suisse,    Credit Suisse
 Copper Corp                                                                                Goldman Sachs &     Securities
  5.375% Due                                                                                  Co, Morgan
  4/16/2020                                                                                  Stanley, BBVA
                                                                                            Securities BofA
                                                                                             Merrill Lynch

Biomed Realty   04/22/10        -- $ 98.977   $250,000,000.00   160,000.00    0.06%   0.10%     Wells Fargo      Wachovia
Lp 6.125% due                                                                                  Securities,      Securities
  4/15/2020                                                                                  Credit Suisse,
                                                                                              Deutsche Bank
                                                                                               Securities,
                                                                                             KeyBanc Capital
                                                                                             Markets, Morgan
                                                                                            Stanley, Raymond
                                                                                               James, RBC
                                                                                            Capital Markets,
                                                                                                RBS, UBS
                                                                                            Investment Bank,
                                                                                               US Bancorp

NBC Universal   04/27/10        -- $ 99.845 $2,000,000,000.00   440,000.00    0.02%   0.28%  Goldman, Sachs &    JP Morgan
 Inc. 5.150%                                                                                    Co., J.P.
due 4/30/2020                                                                                Morgan, Morgan
                                                                                              Stanley, BofA
                                                                                             Merrill Lynch,
                                                                                             Citi, Barclays
                                                                                              Capital, BNP
                                                                                             Paribas, Credit
                                                                                            Suisse, Deutsche
                                                                                            Bank Securities,
                                                                                             Mitsubishi UFJ
                                                                                            Securities, RBS,
                                                                                             UBS Investment
                                                                                            Bank, Mitsubishi
                                                                                             UFJ Securities,
                                                                                               Wells Fargo
                                                                                               Securities,
                                                                                             Blaylock Robert
                                                                                                Van, LLC,
                                                                                                CastleOak
                                                                                               Securities,
                                                                                               L.P., Loop
                                                                                            Capital Markets,
                                                                                              LLC, Ramirez
                                                                                             & Co., Inc., The
                                                                                            Williams Capital
                                                                                               Group, L.P.

  Discovery     05/26/10        -- $ 99.675 $1,300,000,000.00   385,000.00    0.03%   0.25%     Citi, J.P.      JP Morgan
Communications                                                                                Morgan, BofA      Securities,
  LLC 5.050%                                                                                 Merrill Lynch,         Inc.
 due 6/1/2020                                                                                Credit Suisse,
                                                                                              RBS, Barclays
                                                                                              Capital, BNP
                                                                                             Paribas, Credit
                                                                                              Agricole CIB,
                                                                                            Goldman, Sachs &
                                                                                               Co., Morgan
                                                                                              Stanley, RBC
                                                                                            Capital Markets,
                                                                                             Scotia Capital,
                                                                                                SunTrust
                                                                                                Robinson
                                                                                             Humphrey, Wells
                                                                                            Fargo Securities

  Pall corp.    06/15/10        -- $ 99.465 $  375,000,000.00   295,000.00    0.08%   0.19%    BofA Merrill      Banc of
  5.000% due                                                                                   Lynch, J.P.       America
  6/15/2020                                                                                   Morgan, HSBC      Securities
                                                                                               Securities
                                                                                              (USA), Wells
                                                                                                  Fargo
                                                                                               Securities,
                                                                                              Daiwa Capital
                                                                                            Markets America,
                                                                                             Mitsubishi UFJ
                                                                                               Securities
                                                                                               (USA), ANZ
                                                                                               Securities,
                                                                                             Banca IMI, BNP
                                                                                                Paribas,
                                                                                            Commerzbank, ING

  Prudential    06/16/10        -- $ 99.390 $  650,000,000.00   230,000.00    0.03%   0.15%     Citi, J.P.       JP Morgan
  Financial                                                                                   Morgan, Wells
 Inc. 5.375%                                                                                      Fargo
due 6/21/2020                                                                                Securities, BNY
                                                                                             Mellon Capital
                                                                                              Markets, LLC,
                                                                                             Mitsubishi UFJ
                                                                                               Securities,
                                                                                               Nikko Bank
                                                                                              (Luxembourg)
                                                                                              S.A., Cabrera
                                                                                            Capital Markets,
                                                                                                LLC, Loop
                                                                                            Capital Markets,
                                                                                             Siebert Capital
                                                                                                 Markets

   Digital      06/30/10        -- $ 99.697 $  375,000,000.00   455,000.00    0.12%   0.29%     Citi, BofA     Credit Suisse
 Realty Trust                                                                                Merrill Lynch,      Securities
LP 4.500% due                                                                                Credit Suisse,
  7/15/2015                                                                                  Morgan Stanley,
                                                                                              Deutsche Bank
                                                                                            Securities, J.P.
                                                                                               Morgan, RBS

  LaFarge SA    07/06/10        -- $ 99.914 $  550,000,000.00   775,000.00    0.14%   0.49%      Barclays       Barclays
  5.500% due                                                                                  Capital, J.P.      Capital
   7/9/2015                                                                                 Morgan, Deutsche
                                                                                            Bank Securities,
                                                                                             Mitsubishi UFJ
                                                                                               Securities,
                                                                                                 Mizuho
                                                                                             Securities USA
                                                                                             Inc., RBS, UBS
                                                                                             Investment Bank

 Time Warner    07/07/10        -- $ 99.762  1,000,000,000.00   180,000.00    0.02%   0.11%      Barclays       J.P. Morgan
 Inc. 4.700%                                                                                 Capital, Citi,     Securities,
due 1/15/2021                                                                                 J.P. Morgan,          Inc.
                                                                                               Wells Fargo
                                                                                            Securities, BofA
                                                                                             Merrill Lynch,
                                                                                              BNP Paribas,
                                                                                              Deutsche Bank
                                                                                               Securities,
                                                                                            Goldman, Sachs &
                                                                                               Co., Morgan
                                                                                              Stanley, RBS,
                                                                                               BNY Mellon
                                                                                            Capital Markets,
                                                                                               LLC, Credit
                                                                                              Agricole CIB,
                                                                                             Credit Suisse,
                                                                                              Daiwa Capital
                                                                                                Markets,
                                                                                              Hadnelsbanken
                                                                                            Capital Markets,
                                                                                               Lloyds TSB
                                                                                                Corporate
                                                                                                Markets,
                                                                                             Mitsubishi UFJ
                                                                                               Securities,
                                                                                                 Mizuho
                                                                                             Securities USA
                                                                                             Inc., Ramirez &
                                                                                               co., Inc.,
                                                                                               Santander,
                                                                                             Scotia Capital,
                                                                                              The Williams
                                                                                             Capital Group,
                                                                                                L.P., UBS
                                                                                             Investment Bank

 Expedia Inc.   08/02/10        -- $ 99.893 $  750,000,000.00   375,000.00    0.05%   0.23%    BofA Merrill     J.P. Morgan
  5.950% due                                                                                   Lynch, J.P.       Securities,
  8/15/2020                                                                                 Morgan, Barclays        Inc.
                                                                                              Capital, BNP
                                                                                              Paribas, RBS,
                                                                                              Daiwa Capital
                                                                                                Markets,
                                                                                             Mitsubishi UFJ
                                                                                               Securities,
                                                                                                 Mizuho
                                                                                             Securities USA
                                                                                            Inc., US Bancorp

Omnicom Group   08/02/10        -- $ 99.654 $1,000,000,000.00   280,000.00    0.03%   0.17%    J.P. Morgan,     J.P. Morgan
 Inc. 4.450%                                                                                  BofA Merrill      Securities,
due 8/15/2020                                                                                 Lynch, Citi,          Inc.
                                                                                              Deutsche Bank
                                                                                               Securities,
                                                                                             HSBC, Barclays
                                                                                             Capital, Wells
                                                                                                  Fargo
                                                                                             Securities, BNP
                                                                                             Paribas, Morgan
                                                                                            Stanley, Societe
                                                                                              Generale, UBS
                                                                                            Investment Bank,
                                                                                             ANZ Securities,
                                                                                             Banca IMI, BBVA
                                                                                             Securities, RBS

   DirecTV      08/10/10        -- $ 99.934 $1,000,000,000.00 1,305,000.00    0.13%   0.80%     Citi, J.P.     J.P. Morgan
 Holdings LLC                                                                                Morgan, Credit    Securities,
  4.600% due                                                                                Suisse, Goldman,       Inc.
  2/15/2021                                                                                   Sachs & Co.,
                                                                                              BofA Merrill
                                                                                             Lynch, Barclays
                                                                                                Capital,
                                                                                             Mitsubishi UFJ
                                                                                               Securities,
                                                                                             Morgan Stanley,
                                                                                             UBS Investment
                                                                                              Bank, Credit
                                                                                              Agricole CIB,
                                                                                                HSBO, ING
                                                                                               Wholesale,
                                                                                               Lloyds TSB
                                                                                                Corporate
                                                                                             Markets, Mizuho
                                                                                             Securities USA
                                                                                             Inc., RBS, U.S.
                                                                                                 Bancorp

QEP Resources   08/11/10        -- $ 99.074 $  625,000,000.00   275,000.00    0.04%   0.17%    Deutsche Bank   Deutsche Bank
 Inc. 6.875%                                                                                Securities, BofA    Securities
 due 3/1/2021                                                                                Merrill Lynch,
                                                                                               BMO Capital
                                                                                              Markets, J.P.
                                                                                              Morgan, Wells
                                                                                                  Fargo
                                                                                               Securities,
                                                                                                SunTrust
                                                                                                Robinson
                                                                                             Humphrey, U.S.
                                                                                                Bancorp,
                                                                                             Mitsubishi UFJ
                                                                                            Securities, BBVA
                                                                                            Securities, RBS,
                                                                                             TD Securities,
                                                                                                 Societe
                                                                                                Generale,
                                                                                            Goldman, Sachs &
                                                                                                   Co.

 Ingram Micro   08/16/10        -- $ 99.998 $  300,000,000.00   505,000.00    0.17%   0.31%    BofA Merrill      Banc of
 Inc. 5.250%                                                                                  Lynch, Morgan      America
 due 9/1/2017                                                                                 Stanley, BNP      Securities
                                                                                             Paribas, Mizuho
                                                                                             Securities USA
                                                                                              Inc., Raymond
                                                                                               James, RBS,
                                                                                             Scotia Capital,
                                                                                             UBS Investment
                                                                                                  Bank